UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 3, 2004


                                  AspenBio, Inc
                                  -------------
             (Exact name of registrant as specified in its charter)


         Colorado                        0-50019                84-1553387
         --------                        -------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


 1585 South Perry Street, Castle Rock, CO                          80104
 -----------------------------------------                         -----
  (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (303) 794-2000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Information.
            ------------------

     On September 3, 2004, the Registrant issued a press release announcing the completion and termination of a $2,535,000, private placement. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(c) Exhibits.

     99.1 Press release dated September 3, 2004.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          AspenBio, Inc
                                                          (Registrant)

Date September 3, 2004                              /s/ Jeffrey G. McGonegal
                                                    ------------------------
                                                   Name: Jeffrey G. McGonegal
                                                 Title: Chief Financial Officer